SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2004

POGO PRODUCING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-7792	74-1659398
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Greenway Plaza, Suite 2700
Houston, Texas 77046-0504

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (713) 297-5000

Item 7.                    Financial Statements and Exhibits.

(c)           Exhibits (furnished pursuant to Item 12 and not deemed filed with the Commission).

Exhibit Number	Description

99.1	Press Release issued July 20, 2004 regarding the quarter ended June 30, 2004 results of Pogo Producing Company (the “Company”).

99.2	Unaudited Supplemental Financial Information regarding the Company’s quarter ended June 30, 2004 results.

99.3	Unaudited Supplemental Operating Information regarding the Company’s quarter ended June 30, 2004 results.

Item 12.                 Results of Operations and Financial Condition.

(1)           On July 20, 2004, a press release was issued by the Company and also made available through the Company’s website at www.pogoproducing.com. The press release contains information concerning the Company’s unaudited financial and operating results for the quarter ended June 30, 2004. A copy of this press release is included herein as Exhibit 99.1 and incorporated in this Item 12 by reference.

(2)           On July 20, 2004, certain unaudited supplemental financial and operating information concerning the Company’s results for the quarter ended June 30, 2004, were placed on the Company’s website at www.pogoproducing.com. A copy of the two supplemental schedules are included herein as Exhibits 99.2 and 99.3 and are incorporated in this Item 12 by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POGO PRODUCING COMPANY

Date: July 20, 2004	By:	/s / Gerald A. Morton
Name: Gerald A. Morton
Title: Senior Vice President and Corporate Secretary

Exhibit Index

Exhibit Number	Description

99.1	Press Release issued July 20, 2004 regarding the quarter ended June 30, 2004 results of the Company.

99.2	Unaudited Supplemental Financial Information regarding the Company’s quarter ended June 30, 2004 results.

99.3	Unaudited Supplemental Operating Information regarding the Company’s quarter ended June 30, 2004 results.